                                   EXHIBIT 32

                   CERTIFICATION OF ANNUAL REPORT ON FORM 10-K
                       OF NATIONAL HEALTH INVESTORS, INC.
                      FOR THE YEAR ENDED DECEMBER 31, 2004

      The undersigned hereby certify, pursuant to 18 U.S.C. Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the Annual Report on Form 10-K for National Health Investors, Inc. ("Issuer") for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

            (a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

      This Certification accompanies the Annual Report on Form 10-K of the Issuer for the annual period ended December 31, 2005.

      This Certification is executed as of March 6, 2006.

                                               /s/ W. Andrew Adams
                                               ---------------------------------
                                               W. Andrew Adams
                                               Chairman, Board of Directors and
                                               Chief Executive Officer

                                               /s/ Donald K. Daniel
                                               ---------------------------------
                                               Donald K. Daniel
                                               (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to National Health Investors, Inc. and will be retained by National Health Investors, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.